Facebook Reports Fourth Quarter and Full Year 2020 Results

MENLO PARK, Calif. – January 27, 2021 – Facebook, Inc. (Nasdaq: FB) today reported financial results for the quarter and full year ended December 31, 2020.

"We had a strong end to the year as people and businesses continued to use our services during these challenging times," said Mark Zuckerberg, Facebook founder and CEO. "I'm excited about our product roadmap for 2021 as we build new and meaningful ways to create economic opportunity, build community and help people just have fun."

Fourth Quarter and Full Year 2020 Financial Highlights

	Three Months Ended December 31,		Year-over-Year % Change	Year Ended December 31,		Year-over-Year % Change
In millions, except percentages and per share amounts	2020	2019		2020	2019
Revenue:
Advertising	$27,187	$20,736	31%	$84,169	$69,655	21%
Other	885	346	156%	1,796	1,042	72%
Total revenue	28,072	21,082	33%	85,965	70,697	22%
Total costs and expenses	15,297	12,224	25%	53,294	46,711	14%
Income from operations	$12,775	$8,858	44%	$32,671	$23,986	36%
Operating margin	46%	42%		38%	34%
Provision for income taxes	$1,836	$1,820	1%	$4,034	$6,327	(36)%
Effective tax rate	14%	20%		12%	25%
Net income	$11,219	$7,349	53%	$29,146	$18,485	58%
Diluted earnings per share (EPS)	$3.88	$2.56	52%	$10.09	$6.43	57%

Fourth Quarter and Full Year 2020 Operational and Other Financial Highlights

•Facebook daily active users (DAUs) – DAUs were 1.84 billion on average for December 2020, an increase of 11% year-over-year.
•Facebook monthly active users (MAUs) – MAUs were 2.80 billion as of December 31, 2020, an increase of 12% year-over-year.
•Family daily active people (DAP) – DAP was 2.60 billion on average for December 2020, an increase of 15% year-over-year.
•Family monthly active people (MAP) – MAP was 3.30 billion as of December 31, 2020, an increase of 14% year-over-year.
•Capital expenditures – Capital expenditures, including principal payments on finance leases, were $4.82 billion and $15.72 billion for the fourth quarter and full year of 2020, respectively.
•Cash and cash equivalents and marketable securities – Cash and cash equivalents and marketable securities were $61.95 billion as of December 31, 2020.
•Headcount – Headcount was 58,604 as of December 31, 2020, an increase of 30% year-over-year.

In January 2021, the Board of Directors authorized incremental share repurchases of up to an additional $25 billion of our shares of Class A common stock. This authorization is in addition to the previously authorized repurchases of up to $34 billion of our shares of Class A common stock. As of the end of 2020, $8.6 billion remained on the previous share repurchase authorization.

CFO Outlook Commentary

We continue to face significant uncertainty as we manage through a number of cross currents in 2021.

We believe our business has benefited from two broad economic trends playing out during the pandemic. The first is the ongoing shift towards online commerce. The second is the shift in consumer demand towards products and away from services. We believe these shifts provided a tailwind to our advertising business in the second half of 2020 given our strength in product verticals sold via online commerce and our lower exposure to service verticals like travel. Looking forward, a moderation or reversal in one or both of these trends could serve as a headwind to our advertising revenue growth.

At the same time, in the first half of 2021, we will be lapping a period of growth that was negatively impacted by reduced advertising demand during the early stages of the pandemic. As a result, we expect year-over-year growth rates in total revenue to remain stable or modestly accelerate sequentially in the first and second quarters of 2021. In the second half of the year, we will lap periods of increasingly strong growth, which will significantly pressure year-over-year growth rates.

We also expect to face more significant ad targeting headwinds in 2021. This includes the impact of platform changes, notably iOS 14, as well as the evolving regulatory landscape. While the timing of the iOS 14 changes remains uncertain, we would expect to see an impact beginning late in the first quarter.

There is also continuing uncertainty around the viability of transatlantic data transfers in light of recent European regulatory developments, and like other companies in our industry, we are closely monitoring the potential impact on our European operations as these developments progress.

We expect 2021 total expenses to be in the range of $68-73 billion, unchanged from our prior outlook. This is driven by investments in technical and product talent as well as continued growth in infrastructure costs.

We continue to expect 2021 capital expenditures to be in the range of $21-23 billion, driven by data centers, servers, network infrastructure, and office facilities. Our outlook includes spend that was delayed from 2020 due to the impact of the pandemic on our construction efforts.

We continue to expect our full-year 2021 tax rate to be in the high-teens.

Webcast and Conference Call Information
Facebook will host a conference call to discuss the results at 2 p.m. PT / 5 p.m. ET today. The live webcast of Facebook's earnings conference call can be accessed at investor.fb.com, along with the earnings press release, financial tables, and slide presentation. Facebook uses the investor.fb.com and about.fb.com/news/ websites as well as Mark Zuckerberg's Facebook Page (https://www.facebook.com/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Following the call, a replay will be available at the same website. A telephonic replay will be available for one week following the conference call at +1 (404) 537-3406 or +1 (855) 859-2056, conference ID 3993495.

Transcripts of conference calls with publishing equity research analysts held today will also be posted to the investor.fb.com website.

About Facebook

Founded in 2004, Facebook's mission is to give people the power to build community and bring the world closer together. People use Facebook's apps and technologies to connect with friends and family, find communities and grow businesses.

Contacts

Investors:
Deborah Crawford
investor@fb.com / investor.fb.com

Press:
Ryan Moore
press@fb.com / about.fb.com/news/

Forward-Looking Statements

This press release contains forward-looking statements regarding our future business expectations. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: the impact of the COVID-19 pandemic on our business and financial results; our ability to retain or increase users and engagement levels; our reliance on advertising revenue; our dependency on data signals and mobile operating systems, networks, and standards that we do not control; risks associated with new products and changes to existing products as well as other new business initiatives; our emphasis on community growth and engagement and the user experience over short-term financial results; maintaining and enhancing our brand and reputation; our ongoing privacy, safety, security, and content review efforts; competition; risks associated with government actions that could restrict access to our products or impair our ability to sell advertising in certain countries; litigation and government inquiries; privacy and regulatory concerns; risks associated with acquisitions; security breaches; and our ability to manage growth and geographically-dispersed operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption "Risk Factors" in our Quarterly Report on Form 10-Q filed with the SEC on October 30, 2020, which is available on our Investor Relations website at investor.fb.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended December 31, 2020. In addition, please note that the date of this press release is January 27, 2021, and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: revenue excluding foreign exchange effect, advertising revenue excluding foreign exchange effect and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures.

We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business.

We exclude the following items from our non-GAAP financial measures:

Foreign exchange effect on revenue. We translated revenue for the three months and full year ended December 31, 2020 using the prior year's monthly exchange rates for our settlement or billing currencies other than the U.S. dollar, which we believe is a useful metric that facilitates comparison to our historical performance.

Purchases of property and equipment; Principal payments on finance leases. We subtract both purchases of property and equipment and principal payments on finance leases in our calculation of free cash flow because we believe that these two items collectively represent the amount of property and equipment we need to procure to support our business, regardless of whether we procure such property or equipment with a finance lease. We believe that this methodology can provide useful supplemental information to help investors better understand underlying trends in our business. Free cash flow is not intended to represent our residual cash flow available for discretionary expenditures.

For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except for per share amounts)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Revenue	$28,072	$21,082	$85,965	$70,697
Costs and expenses:
Cost of revenue	5,210	3,492	16,692	12,770
Research and development	5,208	3,877	18,447	13,600
Marketing and sales	3,280	3,026	11,591	9,876
General and administrative	1,599	1,829	6,564	10,465
Total costs and expenses	15,297	12,224	53,294	46,711
Income from operations	12,775	8,858	32,671	23,986
Interest and other income, net	280	311	509	826
Income before provision for income taxes	13,055	9,169	33,180	24,812
Provision for income taxes	1,836	1,820	4,034	6,327
Net income	$11,219	$7,349	$29,146	$18,485
Earnings per share attributable to Class A and Class B common stockholders:
Basic	$3.94	$2.58	$10.22	$6.48
Diluted	$3.88	$2.56	$10.09	$6.43
Weighted-average shares used to compute earnings per share attributable to Class A and Class B common stockholders:
Basic	2,850	2,853	2,851	2,854
Diluted	2,890	2,871	2,888	2,876
Share-based compensation expense included in costs and expenses:
Cost of revenue	$120	$90	$447	$377
Research and development	1,361	931	4,918	3,488
Marketing and sales	175	147	691	569
General and administrative	128	105	480	402
Total share-based compensation expense	$1,784	$1,273	$6,536	$4,836

FACEBOOK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)
	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$17,576	$19,079
Marketable securities	44,378	35,776
Accounts receivable, net of allowances of $114 and $92 as of December 31, 2020 and 2019, respectively	11,335	9,518
Prepaid expenses and other current assets	2,381	1,852
Total current assets	75,670	66,225
Equity investments	6,234	86
Property and equipment, net	45,633	35,323
Operating lease right-of-use assets, net	9,348	9,460
Intangible assets, net	623	894
Goodwill	19,050	18,715
Other assets	2,758	2,673
Total assets	$159,316	$133,376

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,331	$1,363
Partners payable	1,093	886
Operating lease liabilities, current	1,023	800
Accrued expenses and other current liabilities	11,152	11,735
Deferred revenue and deposits	382	269
Total current liabilities	14,981	15,053
Operating lease liabilities, non-current	9,631	9,524
Other liabilities	6,414	7,745
Total liabilities	31,026	32,322
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital	50,018	45,851
Accumulated other comprehensive income (loss)	927	(489)
Retained earnings	77,345	55,692
Total stockholders' equity	128,290	101,054
Total liabilities and stockholders' equity	$159,316	$133,376

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Cash flows from operating activities
Net income	$11,219	$7,349	$29,146	$18,485
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,863	1,468	6,862	5,741
Share-based compensation	1,784	1,273	6,536	4,836
Deferred income taxes	(377)	(395)	(1,192)	(37)
Other	62	(6)	118	39
Changes in assets and liabilities:
Accounts receivable	(3,059)	(1,697)	(1,512)	(1,961)
Prepaid expenses and other current assets	225	577	135	47
Other assets	(25)	(26)	(34)	41
Accounts payable	(56)	112	(17)	113
Partners payable	278	289	178	348
Accrued expenses and other current liabilities	2,218	861	(1,054)	7,300
Deferred revenue and deposits	(3)	41	108	123
Other liabilities	(89)	(763)	(527)	1,239
Net cash provided by operating activities	14,040	9,083	38,747	36,314
Cash flows from investing activities
Purchases of property and equipment	(4,613)	(4,100)	(15,115)	(15,102)
Purchases of marketable securities	(5,737)	(4,758)	(33,930)	(23,910)
Sales of marketable securities	2,008	2,163	11,787	9,565
Maturities of marketable securities	3,260	3,104	13,984	10,152
Purchases of equity investments	(59)	—	(6,361)	(61)
Acquisitions of businesses, net of cash acquired, and purchases of intangible assets	(5)	(445)	(388)	(508)
Other investing activities	(27)	—	(36)	—
Net cash used in investing activities	(5,173)	(4,036)	(30,059)	(19,864)
Cash flows from financing activities
Taxes paid related to net share settlement of equity awards	(1,121)	(627)	(3,564)	(2,337)
Repurchases of Class A common stock	(1,928)	(1,296)	(6,272)	(4,202)
Principal payments on finance leases	(205)	(141)	(604)	(552)
Net change in overdraft in cash pooling entities	48	37	24	(223)
Other financing activities	—	2	124	15
Net cash used in financing activities	(3,206)	(2,025)	(10,292)	(7,299)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	314	177	279	4
Net increase (decrease) in cash, cash equivalents, and restricted cash	5,975	3,199	(1,325)	9,155
Cash, cash equivalents, and restricted cash at beginning of the period	11,979	16,080	19,279	10,124
Cash, cash equivalents, and restricted cash at end of the period	$17,954	$19,279	$17,954	$19,279

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$17,576	$19,079	$17,576	$19,079
Restricted cash, included in prepaid expenses and other current assets	241	8	241	8
Restricted cash, included in other assets	137	192	137	192
Total cash, cash equivalents, and restricted cash	$17,954	$19,279	$17,954	$19,279

FACEBOOK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Supplemental cash flow data
Cash paid for income taxes	$1,107	$2,654	$4,229	$5,182
Non-cash investing activities:
Acquisition of businesses in accrued expenses and other current liabilities and other liabilities	$118	$—	$118	$—
Property and equipment in accounts payable and accrued expenses and other current liabilities	$2,201	$1,887	$2,201	$1,887

Reconciliation of GAAP to Non-GAAP Results
(In millions, except percentages)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
GAAP revenue	$28,072	$21,082	$85,965	$70,697
Foreign exchange effect on 2020 revenue using 2019 rates	(339)		120
Revenue excluding foreign exchange effect	$27,733		$86,085
GAAP revenue year-over-year change %	33%		22%
Revenue excluding foreign exchange effect year-over-year change %	32%		22%
GAAP advertising revenue	$27,187	$20,736	$84,169	$69,655
Foreign exchange effect on 2020 advertising revenue using 2019 rates	(332)		129
Advertising revenue excluding foreign exchange effect	$26,855		$84,298
GAAP advertising revenue year-over-year change %	31%		21%
Advertising revenue excluding foreign exchange effect year-over-year change %	30%		21%

Net cash provided by operating activities	$14,040	$9,083	$38,747	$36,314
Purchases of property and equipment	(4,613)	(4,100)	(15,115)	(15,102)
Principal payments on finance leases	(205)	(141)	(604)	(552)
Free cash flow (1)	$9,222	$4,842	$23,028	$20,660
_________________________
(1) Free cash flow in the full year ended December 31, 2020 reflects the $5.0 billion FTC settlement that was paid in April 2020.